UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2006

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	0-20242	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on March 2, 2006, to provide the financial statements and pro forma financial information required by Items 9.01 (a) and (b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(1)	Audited Consolidated Financial Statements of Farnam Companies, Inc. as of November 30, 2005 and for the fiscal year then ended, and the related report of its independent registered public accounting firm (Exhibit 99.2)

(2)	Unaudited Condensed Consolidated Financial Statements of Farnam Companies, Inc. as of February 28, 2006 and for the three months then ended (Exhibit 99.3)

(b)	Unaudited Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Statements of Operations of Central Garden & Pet Company and Farnam Companies, Inc. for the fiscal year ended September 24, 2005, and for the six months ended March 25, 2006 (Exhibit 99.4)

(d)	Exhibits.

2.1	Stock Purchase Agreement dated as of January 19, 2006, among Central Garden & Pet Company, the Duff Family Revocable Trust and the Bassham Trust Regarding All of the Outstanding Stock of Farnam Companies, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 20, 2006).*

2.2	Amendment dated February 28, 2006 to Stock Purchase Agreement dated as of January 19, 2006, among Central Garden & Pet Company, the Duff Family Revocable Trust and the Bassham Trust Regarding All of the Outstanding Stock of Farnam Companies, Inc.†

10.1	Credit Agreement dated as of February 28, 2006 among Central Garden & Pet Company, the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, CIBC World Markets Corp., Suntrust Bank and Union Bank of California, N.A., as Co-Documentation Agents, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Bookrunners and Joint Lead Arrangers. †

23.1	Consent of Eide Bailly LLP.

99.1	Press Release dated February 28, 2006. †

99.2	Farnam Companies, Inc. and Subsidiary Consolidated Financial Statements as of November 30, 2005 and for the fiscal year then ended.

99.3	Farnam Companies, Inc. and Subsidiary Unaudited Condensed Consolidated Financial Statements as of February 28, 2006 and for the three months then ended.

99.4	Unaudited Pro Forma Condensed Consolidated Statements of Operations of Central Garden & Pet Company and Farnam Companies, Inc. for the fiscal year ended September 24, 2005, and for the six months ended March 25, 2006.

*	The schedules to this agreement, as set forth in the Table of Contents of the agreement, have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

†	Previously filed.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ Stuart W. Booth
Stuart W. Booth Executive Vice President and Chief Financial Officer

Dated: May 15, 2006

3

Exhibit No.	Description
2.1	Stock Purchase Agreement dated as of January 19, 2006, among Central Garden & Pet Company, the Duff Family Revocable Trust and the Bassham Trust Regarding All of the Outstanding Stock of Farnam Companies, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 20, 2006).*

2.2	Amendment dated February 28, 2006 to Stock Purchase Agreement dated as of January 19, 2006, among Central Garden & Pet Company, the Duff Family Revocable Trust and the Bassham Trust Regarding All of the Outstanding Stock of Farnam Companies, Inc.†

10.1	Credit Agreement dated as of February 28, 2006 among Central Garden & Pet Company, the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, CIBC World Markets Corp., Suntrust Bank and Union Bank of California, N.A., as Co-Documentation Agents, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Bookrunners and Joint Lead Arrangers. †

23.1	Consent of Eide Bailly LLP.

99.1	Press Release dated February 28, 2006. †

99.2	Farnam Companies, Inc. and Subsidiary Consolidated Financial Statements as of November 30, 2005 and for the fiscal year then ended.

99.3	Farnam Companies, Inc. and Subsidiary Unaudited Condensed Consolidated Financial Statements as of February 28, 2006 and for the three months then ended.

99.4	Unaudited Pro Forma Condensed Consolidated Statements of Operations of Central Garden & Pet Company and Farnam Companies, Inc. for the fiscal year ended September 24, 2005, and for the six months ended March 25, 2006.

*	The schedules to this agreement, as set forth in the Table of Contents of the agreement, have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

†	Previously filed.

4